UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Carl Frischling, Esq.

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA

SMALL CAP FUND

M a n a g e d   B y

ANNUAL REPORT

September 30, 2008

November 29, 2008

Dear Fellow Shareholders of the Conestoga Small Cap Fund,

The fiscal year ended September 30, 2008 was remarkable.  The fiscal year started with strong performance in the equity markets and the Fund reported a record high net asset value per share of $21.03 on October 5, 2007.  From that high watermark the stock market as measured by the S&P 500 declined 23.56% through September 30, 2008 assuming the reinvestment of dividends.  During the same 11 month time period, the Fund declined 13.66% also assuming the reinvestment of dividends and ended the fiscal year with a net asset value per share of $17.68.  During the fiscal year ended September 30, 2008 the Fund paid out dividends of $0.526 per share

The total return for the Fund for the full fiscal year ended September 30, 2008 was -10.43%.  While it is always disappointing to report a decline in the net asset value per share, we are gratified that the Fund had a smaller decline than the broad stock market averages, the Russell 2000 Index, and/or the Russell 2000 Growth Index.

Our philosophy of investing in well managed smaller companies with strong balance sheets allowed us to generate returns that some investors found attractive.  According to Morningstar, we have less risk than the average small cap fund and we generated higher returns than many.  This combination of return and risk has resulted in the Conestoga Small Cap Fund earning a 5-Star Morningstar rating for the five years ended September 30, 2008.

Also, during the 2008 fiscal year, the Conestoga Small Cap Fund announced that it had joined the Schwab One Source Program® which permits customers of Charles Schwab to purchase the Fund through Schwab’s no transaction fee program.  Generally, when a fund joins the Schwab One Source Program®, it pays various costs associated with shareholder servicing and other services.  In the case of the Conestoga Small Cap Fund, all costs which would normally be paid by the Fund are being paid by Conestoga Capital Advisors, LLC.

Throughout fiscal 2008 Conestoga Capital Advisors continued to inform potential investors about the attractive characteristics of the Fund, its investment philosophy, and its focus on independent primary research.  As a result of these efforts, total net assets in the Fund grew from a little more than $29 million on September 30, 2007 to more than $42 million on September 30, 2008.  The total number of shareholders of record grew from 237 to 246.  We are pleased that in such a difficult market environment so many investors found the Fund to be an attractive investment for their respective portfolios. The investment unit of a regional commercial bank is the largest shareholder of the Fund owning almost 36% of the Fund, and Charles Schwab held almost 21%.  Both of these institutions hold shares of the Fund for the beneficial interest of their clients.

October 2008 saw a continuation of the difficult stock market that we have experienced for more than a year.  We are pleased to report that the Fund continues to rank very high in the Morningstar rankings and that we have had only modest net redemptions for the first month of the new fiscal year.

Our shareholders have asked us, “What do you think about this market”?  It is interesting to review what we told our shareholders in our first annual report in November 2003.  From the 2003 annual report of the Conestoga Small Cap Fund:

Will performance continue at this rate? We don’t pretend to be market timers and we are not going to make a prediction for next year, but we do have a strong core belief that over long periods of time, fundamentals will drive stock prices.

We realize that both individual and institutional investors are prone to periods of irrationality and from time to time will push markets to excess.  Such irrational excesses occurred leading up to the 1929-33, 1973-74, and 1999-2002 corrections. However, even these major corrections when viewed over the long-term seem to smooth out…

Because of this belief, we will continue to buy companies with solid financial characteristics, strong business plans, and excellent management teams that are shareholder oriented. We will adhere to our philosophies and will not be swayed by short term influences, fads, or periods of speculation.

We believe the outlook we offered in 2003 is as valid today as it was then.

Please read the following investment letter prepared by portfolio managers William C. Martindale, Jr. and Robert M. Mitchell, which follows this letter.  Bill and Bob are respectively President and Treasurer of the Fund, and both serve as Managing Partners of the Adviser, Conestoga Capital Advisors, LLC.  I encourage you to review their report.

SECURITIES LENDING

In the 2007 Annual Report we reported to you that we had begun a Securities Lending Program which we hoped would improve the income to Fund shareholders. We achieved our objective of increasing income for Fund shareholders but experienced major shifts in the Securities Lending market during the 2008 fiscal year. On September 17, 2008 we ceased all Securities Lending activities.  On September 30, 2008 approximately $2 million worth of securities were on loan to unaffiliated institutions.  As of the end of October 2008, all securities that had been on loan were returned to the Fund.  We will wait until market conditions stabilize until we reconsider if we want to resume the Securities Lending program.

In the spring of 2008 the Securities Lending market went through tremendous turmoil as Bear Stearns was experiencing major problems which led to their eventual acquisition by J.P. Morgan Chase & Co., and again in the summer when the securities lending market was thrown into turmoil with the freezing up of the credit markets and the demise of Lehman Brothers.

Throughout this time period, the Fund held cash collateral from the institutions which borrowed our securities.  Every day the institutions borrowing our securities provided more cash if the securities borrowed went up in value, and if the market value went down we released collateral so that at all times we held the contractually agreed upon collateral.  The cash collateral was invested in high quality money market funds.

When Bear Stearns and Lehman Brothers experienced problems, all securities were recalled and cash collateral was returned to the borrowers.  We did not experience any problems and earned approximately $124,000 or $0.05 per share outstanding for the fiscal year ended September 30, 2008.

CONESTOGA CAPITAL ADVISORS

While fiscal 2008 was a very difficult year for the global economy, and the global capital and stock markets, it was a year that saw significant growth of the Fund in terms of assets under management, number of shareholders, distribution channels used, and recognition by various rating agencies and organizations.

Our advisor, Conestoga Capital Advisors, LLC, reports that similar relative performance of the Fund is also being attained by their small cap separate accounts.  Conestoga Capital Advisors diverse customer base and recent competitive performance bodes well for the continued success of our adviser.  The Conestoga Small Cap Fund is an important client of Conestoga Capital Advisors, LLC, and a strong advisor is important to the shareholders of the Conestoga Small Cap Fund.

We are very appreciative of the support given to us by our shareholders.  Thank you for investing in the Conestoga Small Cap Fund.

W.C. Maxwell

W. Christopher Maxwell

Chairman and Chief Executive Officer

The Conestoga Funds

November 29, 2008

Dear Fellow Shareholders,

The Year 2008 will long be remembered for the intensity of the credit crisis and the corporate victims it claimed.  The de-leveraging tornado of the crisis claimed what many thought might be its largest victim in March: Bear Stearns & Co.  After a brief respite in the summer, the storm raged on, claiming Lehman Brothers, the largest bankruptcy in U.S. history.  In September 2008, the Federal government scrambled to provide a rescue package for American International Group.  The Federal Deposit Insurance Company seized Washington Mutual, the country’s largest savings and loan institution, and sold the assets to JP Morgan.  Merrill Lynch hastily arranged a sale to Bank of America.  Morgan Stanley and Goldman Sachs, the last remaining large investment banks, converted to commercial banks to avoid a short-term funding crisis.  As the quarter ended, Congress hurried to package a “bailout” bill to acquire toxic mortgage securities from financial firms weighed down by depressed prices and illiquidity.

2008 may also be remembered as a peak in the popularity of hedge funds. While we do not think hedge funds will fade away, we believe this year’s market revealed flaws in many hedge fund strategies, and the typical 2% base fee plus 20% performance fees may not have been well spent.  The massive withdrawals hedge funds are experiencing certainly puts excessive pressure on the equity and fixed markets through forced liquidations. Additionally, the lenders to hedge funds, the prime brokers and bank, are now reigning in the amount of leverage (and raising the amount of collateral) that they will allow their clients to employ. The massive withdrawals and tightening of credit are creating a forced selling environment that most investors have never seen.

On a more positive note, we have seen some dramatic relief from declining commodity prices. Oil, most notably, has dropped from its high of $147 in July to around $50 today.  Furthermore, the government actions have started to improve the commercial paper markets and LIBOR rates have declined substantially from their highs.  While there is much to be done to repair confidence in the global economy, we believe it will ultimately be restored.  The markets are now focused on the general economy, the depth and length of a looming recession, and the impact on corporate earnings.  While not an easy assignment, we feel it is a better and more manageable task than the issues facing the market in late September and early October.

The past year has been a true test of any investor’s approach to the markets.  There has been no safe haven for investors the past twelve months, with the possible exception of U.S. Treasury bonds.  The diversification benefits usually enjoyed by investors across a variety of asset classes have not materialized.  Investors have experienced huge losses in emerging markets, and historic losses in traditionally safer fixed income sectors such as convertible bonds.  The dramatic declines in equity values have been accompanied by unprecedented volatility.  We have written in previous letters about the volatility in the equity market, using as a proxy the Chicago Board of Exchange Volatility Index (VIX). As you can see from the chart below, volatility has been at an all-time-high since inception in 1991.  Compounding this issue is the historically low volatility we experienced in mid-2003 through the first half of 2007.

CBOE Market Volatility Index (VIX)
5-Jan-1990 to 24-Nov-2008 (Weekly)
Local Currency
High: 96.400
Low: 8.600
Last: 64.700
96
80
64
48
32
16
Volume in Thousands (max/avg)
0
90
92
94
96
98
00
02
04
06
Data Source: Prices / Exshare
©FactSet Research Systems 2008

We, at Conestoga, believe our investment approach is functioning as designed. Historically, our strategy has produced lower volatility and better downside protection than the small cap growth market as a whole.  While disappointed in the past year’s negative returns, we are glad that we have been able to protect capital relative to the benchmarks’ declines.  We seek companies with positive earnings, sustainable earnings growth rates, low debt levels, high returns on equity, and significant insider ownership.  We believe these types of conservative growth companies are better positioned to weather economic uncertainties, as found in today’s environment.  Our returns for the periods ended September 30, 2008, are below:

Table 1: Annualized Returns vs. Russell Indices

	QTD	YTD	1 Year	3 Years	5 Years	Since Inception (10-1-02)
Conestoga Small Cap Fund	0.00%*	-7.48%	-10.43%	2.98%	8.79%	11.04%
Russell 2000 Index	-1.11%	-10.38%	-14.48%	1.83%	8.15%	12.14%
Russell 2000 Growth	-6.99%	-15.29%	-17.07%	1.45%	6.64%	11.56%

*zero percent was the Fund’s actual return for quarter-to-date.

A review of the factors leading to the Fund’s outperformance for the trailing twelve months ended September 30, 2008, reveals that both stock selection and sector allocations have positively contributed to return.  Stock selection was particularly strong within the Technology sector, where the Fund benefitted from the acquisition of Ansoft Corp. by Ansys Inc.  Also in the Technology sector, the Fund’s holding in II-VI Inc. boosted returns as this maker of CO2 laser components delivered strong results.  The Health Care sector was another area of strong stock selection, with names such as Landauer Inc. and Quality Systems Inc. among the top performers.  Stock selection was weakest in the Consumer Discretionary area, led by declines from Advisory Board Co., Lo-Jack Corp., and Iconix Brand Group Inc.

Over the past twelve months, we have added 9 new stocks to and removed 12 stocks from the Fund.  The volatility of the past year has created a number of opportunities for us to purchase what we believe are very good companies at attractive prices.  This was most evident during the second calendar quarter of 2008, when we purchased 7 new companies for the Fund.  Our purchases have been spread across a variety of industry sectors, including Health Care,

Consumer Discretionary, Technology, Financials, and Producer Durables.  We believe each of these new companies has the characteristics to provide long-term capital appreciation: sustainable earnings growth, high returns on equity, low debt to capitalization, and significant insider ownership.  Additionally, over the last twelve months, some of the best opportunities we have seen are the existing names in the Fund, and we have therefore increased its exposure to several holdings.  As a result, a significant amount of the turnover in the Fund has been due to increasing our positions in existing names such as Advent Software, Inc., NVE Corp., Sun Hydraulics Corp., and Costar Group.

Notable sales from the Fund include Boston Private Financial Holdings, the only financial services company in the Fund to be directly impaired by the credit crisis.  We sold the position in the second calendar quarter on concerns that it had no attractive near- or mid-term solutions to improve their credit profile.  Another disappointing stock owned by the Fund that was sold during the past year was Lo-Jack Corp.  This manufacturer of stolen automobile recovery systems failed to maintain reasonable sales volumes as auto sales declined precipitously.

We can only speculate on the direction equity markets may take in the coming quarters.  Financial sector stocks appear to be searching for a middle ground between de-leveraging and capital infusions.  Stocks across the remaining industry sectors are dragged down by concerns about a looming recession.  Earnings estimates for 2009 have been revised downward and we expect that trend to continue.  The stocks in the Conestoga Small Cap Fund have undoubtedly benefited from their relative lack of long-term debt (approximately 62% of the holdings have no long-term debt) and more sustainable revenue earnings streams.  We have long communicated our preference for conservatively run companies.  Uncertain times such as those in which we live in today are precisely why we focus on higher-quality companies.  By no means are the Fund’s holdings immune from the economic slowdown, but we think they will manage the downturn better than their competition.  More importantly, we believe they may use the economic downturn to improve their companies and take market share in the economic upturn.  In the short-term, we believe all stocks are driven more by market and economic factors, but over longer periods, all stocks are driven by their unique strengths and weaknesses.  The portfolio of small company stocks we have built reflects our convictions on the best companies to produce long-term capital appreciation for our shareholders.

We appreciate your support as a shareholder.  Thank you for the trust and confidence you have placed in us.

Sincerely,

William C. Martindale, Jr.

Robert M. Mitchell

CONESTOGA SMALL CAP FUND

Additional Comments

Fund Growth

The Fund continued to grow in 2008.  Total net assets increased from $29,280,964 at the end of fiscal 2007 to $42,582,203 at the end of fiscal 2008.  This $13,301,239 increase surpassed the prior year’s growth of $10,848,907.

Portfolio Turnover and Capital Gains Distributions

The Conestoga Small Cap Fund generally has a much lower turnover rate than many other small cap growth funds.  For the year ended September 30, 2008 the Fund’s turnover rate was 23.12%, compared to 13.51% from the prior year.  Even with a low turnover, the Fund distributed in the twelve month period ended September 30, 2008 net realized capital gains and net income of $794,272.  We are required to distribute substantially all of our income and realized capital gains every year.  Accordingly, the Fund paid a long-term capital gain distribution of $0.32148 per share and a short-term capital gain distribution of $0.17105 per share on November 8, 2007 to shareholders of record on November 7, 2007.

Fund Expenses and Brokerage Costs

Fund Expenses

The Fund has a unified management fee.  This means that the Adviser, Conestoga Capital Advisors, LLC, pays for most of the Fund’s operating costs with the exception of Trustees’ fees and expenses, 12b-1 fees, brokerage commissions and fees, and extraordinary costs.  As of January 2007, the Adviser charges the Fund an annualized rate of 1.20% of the daily average assets for the services it provides, while the total expense ratio of the Fund is 1.10% which includes a fee waiver.  In the fiscal year ended September 30, 2008 the contractual amount the Fund owed the Adviser was $433,494, of which $72,249 was waived, resulting in net advisory fees of $361,245.

The Conestoga Funds have what is called a “defensive” 12b-1 plan.  This type of plan acknowledges that the Adviser may use it assets and resources to grow the Fund.  Conestoga Capital Advisors, LLC pays all of the marketing costs for the Fund out of its own resources and, other than the annual unified management fee, does not charge the Fund any additional expenses for promoting sales of the Fund’s shares.

The Fund also has the ability to pay any qualified organization a shareholder servicing fee.  This type of fee might be paid to an organization providing record keeping for Fund shareholders under its administration.  At the present time, the Fund does not pay any organization a shareholder servicing fee, although Conestoga Capital Advisors, LLC does pay certain organizations a shareholder servicing fee out of its own resources and at no additional cost to the Fund.

Securities Lending

On March 14, 2008, Conestoga Capital Advisors instructed M&I to recall all securities out on loan due to the instability of the financial markets as a result of the collapse of Bear Stearns.  By March 31, 2008, all securities had been recalled and were held long in the UMB custody account.  The decision was made to reinitiate lending activity on June 3, 2008 as a result of more normal market conditions.  Due to the rapid deterioration of the credit markets, the decision was made on September 17, 2008 to recall all of the Fund’s holdings that were out on loan.

Trustee Fees

In addition to the fees that the Fund pays the Adviser, the Fund also pays the Trustees’ fees and expenses, which in fiscal 2008 amounted to more than $36,124.  Currently, the Fund has four Independent Trustees.  For the November 2007 Board Meeting, the Independent Trustees received $1,350.  In the 1st and 2nd Calendar Quarter of 2008, the

CONESTOGA SMALL CAP FUND

Additional Comments

Independent Trustees received $1,600 per meeting, and in the 3rd Calendar Quarter of 2008 the Independent Trustees received $2,000 per meeting. The Interested Trustees, who are employees of the Adviser, received no additional compensation from the Fund.  In fiscal year 2008, there were four Board of Trustee meetings in which all Trustees were in attendance.

Brokerage Costs

Direct net expenses of the Fund shown in this annual report were $397,369.  During fiscal year 2008 the Fund paid brokerage costs of $ 72,012, up from $29,208 in fiscal 2007.  Under current accounting standards, brokerage costs are not treated as current year expenses; rather, they are included when calculating the cost basis or proceeds from security transactions, but they are still costs paid by the shareholder.

Expenditures for brokerage were $1.99 for every $1,000 in average assets invested in the Fund for fiscal 2008, up from $1.21 in fiscal 2007.  The Fund pays brokers approximately $0.06 per share for trade execution.  The brokerage commissions are directed to firms that provide important statistical and financial information on portfolio holdings.  Additionally, brokerage commissions are paid to firms providing investment ideas to the Fund’s Portfolio Managers about current or prospective investments.  The statistical and financial information provided as well as the investment ideas offered benefit all clients of the Adviser, not just the Fund.  The Fund’s share of commissions paid is proportionate to its share of all trading in small cap stocks undertaken by Conestoga Capital Advisors.  On a quarterly basis, the Adviser reviews the Fund’s trading with the Board of Trustees.

At no time has the Fund ever used brokerage commissions to reward brokers for selling shares of the Fund.

The staff of the SEC has issued interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “soft dollars.”  Based on its review of these guidelines, the Adviser believes that it is in compliance with these guidelines.

The Regulatory Environment

Board Composition

In 2004, the SEC passed a rule requiring all funds to appoint an independent Chairman and to make 75% of the board members independent.  The rule was rejected twice in federal appeals court and the SEC has since let the issue die.  This means that after several years of discussion, lawsuits, and controversy, nothing has changed.  Funds are free to elect as Chair interested or independent Trustees as their boards and or shareholders see fit, and only a majority (more than 50%) of the Trustees must be independent, instead of the proposed 75% requirement.  The Conestoga Fund has six Trustees.  Four of them (66 2/3% of the Board) are independent, and the Chair continues to be an interested Trustee.  Interested Trustees are those individuals who are affiliated with the Adviser.

Fund Information

The management of the Conestoga Small Cap Fund is making every effort to provide as much information as desired by the shareholders of the Fund.  In addition to information provided in the reports to shareholders and the prospectus and statement of additional information, much information is available online.  You can access Fund information by going to www.conestogacapital.com and following the links to the Conestoga Funds.  Current holdings and Fund facts are available on our website.  If you prefer, you may call us at 1-800-320-7790 and ask for the information, or you may go to the SEC website at www.sec.gov and obtain copies of almost all information submitted by the Conestoga Funds to the SEC.

CONESTOGA SMALL CAP FUND

Comparison of Changes in Value of $10,000

As of Closing Business Day Prior to Inception (September 30, 2002)

Conestoga Small Cap Fund $18,744.44
Russell 2000 Index $20,194.27
Russell 2000 Growth Index $19,540 95
Value of $10,000 Invested 10/01/2002
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
9/30/2002
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008

	One Year Return	Since Inception (10/1/2002 through 9/30/2008)
Conestoga Small Cap Fund	-10.43%	11.04%
Russell 2000 Index	-14.48%	12.14%
Russell 2000 Growth Index	-17.07%	11.56%

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions.

CONESTOGA SMALL CAP FUND

Expense Example (Unaudited)

As a shareholder of the Conestoga Small Cap Fund, you incur the following costs: management fees and trustee fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2008 through September 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Conestoga Small Cap Fund:

	Beginning Account	Ending Account	Expenses Paid during the Period*
	Value	Value	April 1, 2008
	April 1, 2008	September 30, 2008	to September 30, 2008

Actual	$1,000.00	$1,007.98	$5.53
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.56	$5.56

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND

Securities Holdings by Sector

September 30, 2008 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.*  The underlying securities represent a percentage of net assets.  The total net assets of the Fund on September 30, 2008 were $42,582,203.

Auto & Transportation 1.65%
Cash 3.27%
Other 3.53%
Consumer Discretionary 14.57%
Technology 18.81%
Financial Services 15.98%
Producer Durables 7.51%
Other Energy 6.23%
Materials and Processing 2.67%
Healthcare 25.78%

*Russell Sectors

CONESTOGA SMALL CAP FUND

Schedule of Investments

September 30, 2008

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Auto and Transportation

Truckers
41,501	Knight Transportation, Inc.	$ 704,272	1.65%

	Auto and Transportation Sector Total	704,272	1.65%

Consumer Discretionary

Educational Services
19,750	Capella Education Co. *	846,485	1.99%
Services Commercial
27,000	Costar Group, Inc. *	1,225,530	2.88%
31,925	The Advisory Board Co. *	962,858	2.26%
39,700	Ritchie Bros Auctioneers Inc.	927,392	2.18%
84,726	Rollins Inc.	1,608,099	3.77%
Services Commercial Industry Total		4,723,879	11.09%
Shoes
48,500	Iconix Brand Group, Inc. *	634,380	1.49%

Consumer Discretionary Sector Total		6,204,744	14.57%

Financial Services

Banks
27,850	PrivateBancorp, Inc.	1,160,231	2.72%
Finance Companies
21,375	World Acceptance Corp. *	769,500	1.81%
Financial Information Services
14,000	FactSet Research Systems Inc.	731,500	1.72%
Financial Miscellaneous
34,500	Financial Federal Corp.	790,740	1.86%
10,000	TMX Group Inc. (Canada)	277,179	0.65%
Financial Miscellaneous Industry Total		1,067,919	2.51%
Financial Data Processing Services & Systems
46,850	Advent Software, Inc. *	1,650,526	3.88%

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Schedule of Investments

September 30, 2008

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Investment Management Companies
29,980	Westwood Holdings Group, Inc.	1,421,052	3.34%

	Financial Services Sector Total	6,800,728	15.98%

Healthcare

Bio-Technology Research and Production
20,000	Integra Lifesciences Holdings Co. *	880,600	2.07%
13,950	Kensey Nash Corp. *	438,867	1.03%
Bio-Technology Research and Production Industry Total		1,319,467	3.10%
Electronics Medical Systems
31,000	Quality Systems, Inc.	1,310,060	3.08%
61,275	Somanetics Corp. * †	1,340,084	3.15%
Electronics Medical Systems Industry Total		2,650,144	6.23%
Healthcare Management Services
20,050	Computer Programs & Systems, Inc.	580,448	1.36%
Healthcare Services
30,000	Psychemedics Corp.	441,000	1.04%
Medical and Dental Instruments and Supplies
42,500	Abaxis, Inc. *	837,250	1.97%
25,000	Landauer, Inc.	1,818,750	4.25%
30,025	Meridian Bioscience, Inc.	871,926	2.05%
37,501	Neogen Corp. *	1,056,778	2.47%
31,000	Surmodics, Inc. * †	976,190	2.29%
6,000	TECHNE Corp. *	432,720	1.02%
Medical and Dental Instruments and Supplies Industry Total		5,993,614	14.05%

	Healthcare Sector Total	10,984,673	25.78%

Materials and Processing

Building Materials
42,000	Simpson Manufacturing Co., Inc. †	1,137,780	2.67%

Materials and Processing Sector Total		1,137,780	2.67%

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Schedule of Investments

September 30, 2008

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Other Energy

Oil: Crude Producers
13,500	St. Mary Land & Exploration Co.	481,275	1.13%
Machinery: Oil Well Equipment & Service
26,676	Carbo Ceramics Inc.	1,376,748	3.23%
38,000	Tesco Corp. *	795,720	1.87%
Machinery: Oil Well Equipment & Service Industry Total		2,172,468	5.10%

	Other Energy Sector Total	2,653,743	6.23%

Producer Durables

Aerospace
15,000	Curtiss-Wright Corp.	681,750	1.60%
Electrical Equipment & Components
20,000	Franklin Electric Co., Inc.	891,000	2.09%
6,975	K-Tron International, Inc. *	898,589	2.11%
		1,789,589	4.20%
Identification Control & Filter Devices
27,900	Sun Hydraulics Corp.	726,516	1.71%

Producer Durables Sector Total		3,197,855	7.51%

Technology

Communications Technology
46,650	Digi International Inc. *	475,830	1.12%
Computer Technology
29,500	Rimage Corp. *	411,820	0.97%
Computer Services Software & Systems
57,500	Blackbaud, Inc.	1,060,875	2.49%
81,000	Tyler Technologies, Inc. *	1,228,770	2.89%
19,450	Ansys, Inc. *	736,572	1.73%
37,500	Blackboard, Inc. *	1,510,875	3.55%
Consumer Services Software & Systems Industry Total		4,537,092	10.66%

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Schedule of Investments

September 30, 2008

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Electronics: Technology
60,000	Innovative Solutions & Support, Inc.	327,000	0.77%
34,400	II-VI, Inc. *	1,329,904	3.12%
32,575	NVE Corp. * †	922,198	2.17%
Electronics: Technology Industry Total		2,579,102	6.06%

	Technology Sector Total	8,003,844	18.81%

Other

Multisector Companies
38,175	Raven Industries, Inc.	1,502,186	3.53%

	Other Sector Total	1,502,186	3.53%

TOTAL COMMON STOCKS
	(Cost $38,633,188)	41,189,825	96.73%

SHORT-TERM INVESTMENTS
1,760,833	UMB Bank Money Market Fiduciary	1,760,833	4.14%
	(Cost $1,760,833) 0.94%**
1,930,324	Provident Temp Cash Money Market	1,930,324	4.53%
	(Cost $1,930,324) 2.73% ** (a)
		3,691,157	8.67%
TOTAL INVESTMENTS
	(Cost $42,324,345)	44,880,982	105.40%

	Liabilities in Excess of Other Assets	(2,298,779)	-5.40%

	TOTAL NET ASSETS	$42,582,203	100.00%

† All or a portion of the security is loaned
* Non-income producing
** Variable rate. The rate represents the rate at September 30, 2008.
(a) Purchased with cash colateral from securities on loan.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Assets and Liabilities

September 30, 2008

Assets:
Investments at Value (Cost $42,324,345) Including $1,904,729 of	$ 44,880,982
Securities Loaned
Cash	16,024
Receivables:
Dividends	39,542
Interest	17,353
Shareholder Subscriptions	1,806
Total Assets	44,955,707
Liabilities:
Accrued Investment Advisory Fees	39,348
Accrued Trustee Fees	5,324
Payables:
Collateral Securities on Loan	1,930,324
Securities Purchased	329,691
Shareholder Redemptions	68,817
Total Liabilities	2,373,504
Net Assets	$ 42,582,203

Net Assets Consist of:
Paid-In-Capital	$ 41,280,729
Undistributed Net Investment Income	60,864
Accumulated Net Realized Loss on Investments	(1,316,027)
Net Unrealized Appreciation in Value of Investments	2,556,637
Net Assets, for 2,408,532 Shares Outstanding, Unlimited Number of	$ 42,582,203
Shares Authorized with a $0.001 Par Value
Net Asset Value, Offering and Redemption Price
Per Share ($42,582,203/2,408,532 shares)	$ 17.68

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Operations

For the Year Ended September 30, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $2,203)	$ 389,884
Securities Lending Income	124,032
Interest	24,097
Total investment income	538,013
Expenses:
Investment advisory fees	433,494
Trustees' fees and expenses	36,124
Total expenses	469,618
Less: Advisory fees waived	(72,249)
Net expenses	397,369

Net Investment Income	140,644

Realized and unrealized loss on investments:
Net realized loss on investments	(1,087,608)
Net change in unrealized appreciation on investments	(2,411,208)
Net realized and unrealized loss on investments	(3,498,816)

Net decrease in net assets resulting from operations	$ (3,358,172.00)

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	9/30/2008	9/30/2007
Increase In Net Assets
From Operations:
Net investment Income (Loss)	$ 140,644	$ (2,377)
Net realized gain (loss) on investments	(1,087,608)	532,180
Net change in unrealized appreciation on investments	(2,411,208)	2,716,279
Net increase (decrease) in net assets resulting from operations	(3,358,172)	3,246,082
Distributions to shareholders from:
Net investment income	(52,583)	−
Net realized gain on investments	(741,689)	(72,268)
Total Distributions	(794,272)	(72,268)
From capital share transactions:
Proceeds from sale of shares	22,727,383	10,039,445
Shares issued on reinvestment of dividends	280,820	23,661
Cost of shares redeemed	(5,554,520)	(2,388,013)
Total Increase in net assets from Fund share transactions	17,453,683	7,675,093

Total Increase in net assets	13,301,239	10,848,907

Net Assets at Beginning of Year	29,280,964	18,432,057
Net Assets at End of Year ( Includes undistributed net investment	$ 42,582,203	$ 29,280,964
income of $60,864 and $0, respectively)

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Financial Highlights

Selected data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/2008	9/30/2007	9/30/2006	9/30/2005	9/30/2004

Net asset value - beginning of year	$ 20.27	$ 17.75	$ 16.85	$ 15.26	$ 12.28

Net investment income (loss)	0.07	−(a)	(0.05)(a)	(0.06)(a)	(0.06)(a)
Net realized and unrealized gains (loss) on investments	(2.14)	2.59	1.12	1.92	3.04
Total from investment operations	(2.07)	2.59	1.07	1.92	2.98

Distributions from net investment income	(0.03)	−	−	−	−
Distributions from net realized capital gains	(0.49)	(0.07)	(0.17)	(0.27)	−

Total distributions	(0.52)	(0.07)	(0.17)	(0.27)	−

Net asset value - end of year	$17.68	$20.27	$17.75	$16.91	$15.26

Total return	(10.43)%	14.61%	6.40%	12.35%	24.27%
Ratios/supplemental data
Net Assets - end of year (thousands)	$ 42,582	$ 29,281	$ 18,432	$ 10,658	$ 4,463

Before waivers
Ratio of expenses to average net assets	1.30%	1.31%	1.35%	1.35%	1.65%
Ratio of net investment income / (loss) to average net assets	0.19%	(0.17)%	(0.26)%	(0.35)%	(0.48)%

After waivers
Ratio of expenses to average net assets	1.10%	1.15%	1.35%	1.35%	1.60%
Ratio of net investment income /(loss) to average net assets	0.39%	(0.01)%	(0.26)%	(0.35)%	(0.43)%

Portfolio turnover rate	23.12%	13.51%	19.02%	23.95%	25.70%

(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2008

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware business trust on February 5, 2002.  The Trust consists of one series, the Conestoga Small Cap Fund (the "Fund").  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act").  The Fund's investment strategy is to achieve long-term growth of capital.  The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 1, 2002.  The Fund’s investment advisor is Conestoga Capital Advisors, LLC. (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2008

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 (FIN 48) "Accounting for the Uncertainty of Income Taxes".  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.  Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006.  Management has evaluated the application of FIN 48 and has determined that there is no impact on the Financial Statements of the Fund.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Securities Lending - The Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  The Fund may not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of the Trust; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  Generally, the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While the Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if a particular vote is considered important with respect to the investment.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.  The Fund will limit its securities lending to 33 1/3% of total assets (inclusive of loan collateral).

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2008

Estimates - Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other - Accounting principles generally accepted in the United States of America require that permanent book/tax differences be reclassified among the components of capital.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Fund.  For the fiscal year ended September 30, 2008, the Adviser earned advisory fees of $433,494.  Effective December 28, 2006, the Adviser has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least January 29, 2009.  For the year ended September 30, 2008, the Adviser waived $72,249 of its fees under this arrangement.

The Trust, on behalf of the Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.  The Plan provides that the Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets.  Effective October 1, 2004, the Fund ceased accruing 12b-1 fees based upon Board approval.

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan, under which the Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent.  The Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2008, were as follows:

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2008

Purchases……………………………………………..………….…

$ 24,033,389

Sales……………………………………………………………….….

$   7,959,862

For Federal Income Tax purposes, the cost of investments owned at September 30, 2008 is $42,356,383.  As of September 30, 2008, the gross unrealized appreciation on a tax basis totaled $6,157,138 and the gross unrealized depreciation totaled $3,632,539 for a net unrealized appreciation of $2,524,599.

Note 5. Capital Stock

The following table summarizing the activity and shares of the Fund:

                 For the Year Ended 9/30/2008                 For the Year Ended 9/30/2007

	Shares	Value	Shares	Value
Issued	1,254,568	$ 22,727,383	31,413	$ 10,039,445
Reinvested	14,346	280,820	1,277	23,661
Redeemed	(304,774)	(5,554,520)	(126,637)	(2,388,013)
Total	964,140	$ 17,453,683	406,053	$ 7,675,093

Note 6.  Distributable Earnings

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$60,864
Undistributed long-term capital gain	11,147
Net unrealized appreciation	2,524,599
Other book / tax differences	(1,295,136)
$ 1,301,474

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.  Capital losses incurred through October 31st within the fiscal year are deemed to arise on the first business day of the following fiscal year.  The Fund incurred and elected to defer such capital losses and included them as other book /tax differences in the components of distribution earnings on a tax basis, above.

To reflect reclassifications arising from permanent book/tax differences at September 30, 2008, undistributed net investment income was decreased and accumulated net realized loss on investments was decreased $27,197.  The reclassification has no impact on the net asset value of the fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2008

Note 7.  Distribution to Shareholders

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of the distributions paid during the fiscal years ended September 30, 2008 and 2007 were as follows:

	Year Ended September 30, 2008	Year Ended September 30, 2007

Ordinary Income	$310,280	$31,164
Long-Term Capital Gain	$483,992	$41,104

Note 8. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 9.  Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note 10.  Securities Lending

At September 30, 2008, securities valued at $1,904,729 were on loan to brokers.  For collateral, the Fund received cash collateral which is invested in a money market fund.  Income from securities lending amounted to $124,032 for the year ended September 30, 2008.  The risk to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Conestoga Small Cap Fund, a series of shares of beneficial interest of the Conestoga Funds, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2004 have been audited by other auditors, whose report dated November 12, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conestoga Small Cap Fund, as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Briggs, Bunting & Dougherty, LLP

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 7, 2008

CONESTOGA SMALL CAP FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees :
Michael R. Walker, 1948	Trustee	Since 2002	Partner of Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004	1	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	Kovich Capital Management (Private Asset Management), since 2001	1	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	CEO of Bransford Investment Partners, LLC, since 1997	1	Trustee, the Saratoga Funds (12 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	President and CEO of Ten Haken & Associates, Inc., since 1992	1	None
Interested Trustees[4]:
W. Christopher Maxwell, 1943	Chairman & CEO, Trustee	Since 2002	Managing Partner of Conestoga Capital Advisors LLC, since 2001; Maxwell Associates LLC President & CEO, since 1997	1	None
William C. Martindale, Jr., 1942	President, Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors LLC, since 2001; Co-Portfolio Manager of the Fund since 2002	1	None

Notes:

1

Each director may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale are each officers of Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

CONESTOGA SMALL CAP FUND

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the year ended September 30, 2008, the Fund paid a distribution from long-term capital gains of $483,992.

Board of Trustees

W. Christopher Maxwell, Chairman

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
Briggs, Bunting & Dougherty, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Officers

W. Christopher Maxwell, Chairman and CEO

William C. Martindale, Jr., President

Duane R. D’Orazio, Secretary, Chief Compliance Officer

Robert M. Mitchell, Treasurer

Gregory Getts, Assistant Treasurer

Mark S. Clewett, Senior Vice President

Laurie S. McDonough, Vice President & Anti-Money Laundering Compliance Officer

Michelle L. Patterson, Vice President

M. Lorri McQuade, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Michael W. Walker and Nicholas J. Kovich are independent audit committee financial experts.

Michael W. Walker acquired his attributes through:

Experience as Chairman and President of Eldertrust ( A healthcare REIT)

Nicholas J. Kovich acquired his attributes through:

Experience as Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley 1996-2001

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2008

$ 11,400

FY 2007

$ 11,400

(b)

Audit-Related Fees

Registrant

Adviser

FY 2008

None

$ 0

FY 2007

None

$ 0

Nature of the fees:

Post effective consent.

(c)

Tax Fees

Registrant

Adviser

FY 2008

None

$ 1,600

FY 2007

None

$ 1,600

Nature of the fees:

Preparation of Excise Tax and Form 1120RIC

(d)

All Other Fees

Registrant

Adviser

FY 2008

$ N/A

$N/A

FY 2007

$ N/A

$N/A

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

100%

Tax Fees:

0%

100%

All Other Fees:

0%

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2008

$ 0

FY 2007

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 29, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date December 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date December 2, 2008

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date December 2, 2008

* Print the name and title of each signing officer under his or her signature.